UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2026

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, Andrew Safran was appointed to the Board of Directors (the “Board”) of Ferrellgas, Inc., the general partner (the “General Partner”) of Ferrellgas Partners, L.P. and Ferrellgas, L.P. (the “Company”).

Mr. Safran is the managing partner of Safran Advisors LLC. Mr. Safran served as an Operating Partner, Private Equity, and Senior Advisor at Apollo Global Management where he was a member of both the Natural Resources and Infrastructure teams and oversaw investments in energy transition and natural resources. Prior to joining Apollo, Mr. Safran was Vice Chairman of Investment Banking at Deutsche Bank and a member of the bank’s Corporate and Investment Banking – Americas Executive Committee. Previously, he spent 24 years with Citigroup (and predecessor firms) as Vice Chairman of Global Banking and Chairman of Citi’s Global Energy, Power, Renewables and Chemical Groups. Mr. Safran also served as Citi's Global Head of Energy, Power, Renewables & Chemicals and on the bank's corporate and investment banking operating committee. He has served on the boards of directors of Pipeline Funding Company, LLC, Jackalope Gathering Services, LLC, Total Operations and Productions Services, LLC, and as a Trustee Emeritus of Tufts University and a member of the Board of Advisors of the Fletcher School of Law & Diplomacy. Mr. Safran graduated magna cum laude from Tufts University and received his MA from the Fletcher School of Law & Diplomacy. He currently serves on the Board of Trustees of the Monmouth Medical Center.

Mr. Safran serves as the principal contact under a consulting agreement dated July 8, 2025 (the “Agreement”) between the Company and Crito Capital LLC (the “Consultant”) whereby the Consultant, through Mr. Safran, has agreed to act as the Company’s financial advisor, investment banker and transaction consultant in connection with certain refinancing and strategic transactions. Under the terms of the Agreement, the Company has agreed to pay the Consultant (a) a monthly fee of $40,000 for at least 12 months beginning July 2025 and (b) certain amounts based on the type of transaction executed during the term of the Agreement not to exceed $7 million in the aggregate. The Company also agreed to reimburse the Consultant for reasonable and documented out-of-pocket expenses incurred by Mr. Safran acting as principal contact under the Agreement.

Mr. Safran was not selected as a director pursuant to any arrangement or understanding between Mr. Safran and any other person. Mr. Safran is not expected to be appointed to any committee of the Board at the time of the filing of this report.

Mr. Safran will participate in the customary compensation and indemnification arrangements for members of the Board as described in the registrants’ Annual Report on Form 10-K, filed on October 15, 2025.

Item 7.01Regulation FD Disclosure.

On May 28, 2026, the Company issued a press release announcing the appointment of Mr. Safran to the Board as described in Item 5.02 of this Form 8-K and the appointment of current Board member Pamela A. Breuckmann to Vice Chair of the Board. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 are deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Ferrellgas Partners, L.P., dated May 28, 2026, announcing Board updates and succession planning developments
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: May 28, 2026	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President

FERRELLGAS PARTNERS FINANCE CORP.

Date: May 28, 2026	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: May 28, 2026	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President

FERRELLGAS FINANCE CORP.

Date: May 28, 2026	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President